Exhibit 99.1

The Howard Hughes Corporation Third Quarter 2014 Corporate Presentation REITWeek 2015: NAREIT Investor Forum June 10, 2015

The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. In this presentation, we use non-GAAP financial measures, including Real Estate Property Earnings Before Taxes (“REP EBT”), Operating Assets Net Operating Income (“NOI”), net debt, and MPC net contribution. Please see pages 36-38 for non-GAAP reconciliations. Disclaimer and Safe Harbor Statement 1

The Howard Hughes Corporation Company overview HHC’s mission is to be the preeminent real estate developer and operator of master planned communities and mixed use properties across the United States. HHC owns a diversified portfolio of marquee assets spanning 16 states. Three core business segments: Master planned communities. Operating assets. Strategic developments. Potential to create significant incremental value from existing portfolio of assets. Legacy of under-managed assets from financial crisis. Alignment of incentives allows management to focus on long-term stewardship versus short term gains. CEO, President, CFO collectively invested $20 million in cash in the form of warrants and common equity. Management warrants are restricted until November 2016. World-class Board of Directors actively engaged in oversight of the business. Premier portfolio in geographically diverse markets 2 Master Planned Communities Operating Assets Strategic Developments Breakdown by segment (As of 3/31/2015) TTM revenue Total assets by segment Downtown Summerlin The Woodlands The Shops at Summerlin Bridgeland South Street Seaport Ward Centers Summerlin Columbia Operating assets 30% Strategic developments 17% Master planned communities 53% $691 million Operating assets 41% Strategic developments 20% Master planned communities 39% $4.9 billion

A distinguished legacy of more than six decades of real estate operations

Howard Hughes
THE HOWARD HUGHES CORPORATION

Pre-1990 | 1990's | 2000's | The "new" HHC begins

1950s
Howard Hughes acquires land encompassing Summerlin MPC

1973
The vast Hughes empire becomes the Summa Corporation

1994
The Summa Corporation becomes The Howard Hughes Corporation

1996
Merges with The Rouse Company

2004
General Growth Properties acquires Rouse

2009
GGP files for bankruptcy

2010

- HHC tax-free spin-off from GGP
- $250 million raised via sale of warrants and common equity

2011/2012

- Purchased remaining 47.5% of The Woodlands from JV partner
- Retired ~ 6 million warrants eliminating overhang of legacy shareholders

2013/2014 and beyond

- Average price per superpad acre sold at Summerlin increased 255% from 2012 to $574,000 in Q1 2015
- Opened our 1.4 million SF Downtown Summerlin development on October 9, 2014
- Commenced redevelopment of Pier 17 at South Street Seaport
- Completed the Seaport District Assemblage which consists of commercial development rights totaling 817,784 SF
- Sold-out and delivered a 206 unit condo tower at Ala Moana Center
- Launched public pre-sales on first two luxury towers at Ward Village on 2/1/2014 with deposits representing $854 million of contracted gross sales revenue as of 2/1/2015
- Opened the Outlet Collection at Riverwalk in May 2014
- Completed and/or under development on the following commercial properties that is expected to contribute $90 million of NOI at The Woodlands upon stabilization: 3 Waterway, One Hughes Landing, Two Hughes Landing, Three Hughes Landing, ExxonMobil build-to-suit, Kiewit build-to-suit, Millennium Phase II, One Lake's Edge, Whole Foods anchored retail, Creekside Village, Woodlands Resort, Westin Waterway Hotel, Embassy Suites Hotel.
- Acquired 2,100 acres to develop over 4,800 residential lots north of The Woodlands.
- Acquired ~700,000 SF of office in Downtown Columbia, MD

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Seasoned senior management team with aligned incentives

Howard Hughes
THE HOWARD HUGHES CORPORATION

- Executive officers are equity owners having purchased $20 million of warrants and common equity
- Deep commercial real estate experience throughout HHC senior management and Board of Directors
- Incentivized to deliver long-term stability and profitability as Management and Board have a 31% economic interest in the Company(1)

Senior HHC Management	Industry (Years experience)	Directors	Background
David R. Weinreb *Chief Executive Officer*	29	**William Ackman** *Chairman*	• Founder and CEO of Pershing Square Capital Management. • Former Director of GGP from June 2009 to March 2010 and led its restructuring.
Grant Herlitz *President*	17	**Adam Flatto** *Director*	• President of The Georgetown Company, a privately-held real estate investment and development company.
Andrew C. Richardson *Chief Financial Officer*	19	**Jeffrey Furber** *Director*	• CEO of AEW Capital Management and Chairman of AEW Europe, which manage over $42 billion of real estate assets.
Peter F. Riley *General Counsel*	31	**Gary Krow** *Director*	• President of Comdata Corp. and EVP of Ceridian from 1999 to 2007. • President, CEO, and Director of GiftCertificates.com from 2008 until its sale in 2010.
Reuben Davidsohn *Chief Administrative Officer*	9	**Allen Model** *Director*	• Co-Founder and Treasurer and Managing Director of Overseas Strategic Consulting. • Member of Pershing Square's advisory board.
Christopher Curry *Sr. Exec. VP, Development*	21	**R. Scot Sellers** *Director*	• Served as CEO of Archstone, one of the world's largest apartment companies, from 1997 through its sale in 2013. • Developed, acquired and operated $40 billion of apartments communities across U.S.
Peter Doyle *Exec. VP, Construction*	40	**Steven Shepsman** *Director*	• Executive Managing Director and Founder of New World Realty Advisors. • Chair of the Official Committee of Equity Holders in the Chapter 11 proceedings of GGP.
Paul Layne *Exec. VP, MPCs*	31	**Burton Tansky** *Director*	• Former Non-Executive Chairman of The Neiman Marcus Group Inc. • CEO and President of The Neiman Marcus Group Inc. from May 2004 to October 2010.
David Striph *Sr. VP, Hawaii*	29	**Mary Ann Tighe** *Director*	• CEO of CBRE's New York Tri-State Region since 2002. • Responsible for 77 million square feet of commercial transactions in New York region.
Andrew S. Zeitman *Sr. VP, Capital Markets*	12	**David R. Weinreb** *Director*	• CEO of The Howard Hughes Corporation. • Spent 17 years as Chairman and CEO of TPMC Realty Corporation.

Key management team members have an average of 22 years of industry experience and provide critical local expertise.

(1) Calculated on a fully-diluted basis assuming exercise of all warrants and options.

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Steady cash flow base combined with meaningful value creation opportunities

Common ownership maximizes the real estate value in each of our business segments

($ in millions)

Master Planned Communities



✓ Valuable asset base generates substantial cash flow

- Substantial cash generated from residential lot sales to homebuilders and commercial land sales to non-competing developers.
- Meaningful growth upside from housing and economic rebound with entitlements representing over 64,500 remaining residential lots.
- Stability of Houston's housing market throughout cycles blends well with upside of Las Vegas market.



MPC Net Contribution
$36
$74
$117
$201
$193
2011
2012
2013
2014 (1)
TTM 3/31/2015 (1)

Operating Assets



✓ Consistent stream of operating income

- Steady cash flow stream to support existing operations, repay debt and fund development opportunities.
- Anticipated growth from redevelopment of key trophy assets such as South Street Seaport and Ward Village.
- Positioned to benefit from continued development of MPCs, which limit competition within their areas.



Net Operating Income
$55
$65
$67
$60
$130
$58
$72
$136
$54
$82
2011
2012 (2)
2013 (2) (3)
2014 (2) (4)
TTM 3/31/2015 (2) (4)

Strategic Developments



✓ Opportunity for substantial value enhancement

- Successful developments translate into rapid increases in NOI, MPC Net Contribution and residential sales.
- Projects financed primarily with non-recourse project debt and equity in the form of contributed land and cash.

Estimated completion of major developments

2014	2015E	2016E	2017E
Downtown Summerlin	ExxonMobil Build-to-Suit	Ward Village Waiea condo delivery	Ward Village Anaha condo delivery
ONE Ala Moana	Hughes Landing Retail	South Street Historic District	South Street Seaport Pier17
Millennium Phase II	One Lake's Edge	Westin Waterway Hotel	Downtown Columbia Parcel C Multifamily
Two Hughes Landing	Three Hughes Landing	Embassy Suites at Hughes Landing	
Woodlands Resort	Creekside Village Green		
Riverwalk	The Metropolitan Downtown Columbia		
Kiewit Build-to-Suit			
Columbia Regional Building			

Note: 2011 includes Woodlands MPC assuming 100% ownership.
(1) Excludes $118 million of land acquisitions.
(2) Adjusted to include add back of $5.6 million loss of NOI at South Street Seaport due to Super Storm Sandy and redevelopment.
(3) Adjusted to include add back of $1.3 million loss at Riverwalk due to redevelopment.
(4) Adjusted to include $52.6 million (2014) and $48.3 million (TTM) of incremental annualized NOI from the following recently completed projects: One Hughes Landing, Two Hughes Landing, Kiewit Build-to-Suit, Three Waterway, Downtown Summerlin (based on current market rents and lease-up of the property to 97.0% by 2017), and The Outlet Collection at Riverwalk.

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Key investment highlights

1 Premier portfolio of master planned communities

- Diverse collection of trophy MPC assets strategically located in Houston, Las Vegas and Columbia, MD.
- Housing market and macroeconomic conditions stabilized in each market.

2 High-quality, geographically diverse income-producing real estate assets

- Mix of retail, office, multifamily and resort assets.
- Cash flow contribution increases as development and redevelopment projects are completed.

3 Robust development pipeline with meaningful near-term opportunities

- Major projects underway: South Street Seaport, Waiea and Anaha at Ward Village, Hughes Landing.

4 Conservative capital structure with low leverage and staggered debt maturities

- Net debt / net book capitalization ratio of 39%.

5 Experienced leadership with significant personal stake in Company

- Management and Board of Directors have 31% economic interest in HHC. [1]
- Key management team members have an average of 22 years of industry experience and provide critical local expertise.
- Strong sponsorship from Pershing Square Capital Management.

(1) Calculated on a fully-diluted basis, assuming exercise of all warrants and options.

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1 Premier portfolio of trophy master planned communities

- Large scale, long-term communities in proximity to major employment centers with integrated amenities, residential neighborhoods, commercial office space, retail shops and entertainment venues.
- Blend of residential and commercial land sales to third parties and opportunistic commercial development.
- Ability to control cash flow by calibrating pricing, timing and residential development spend.
- Competitive bidding process for lots and builder price participation within residential developments provide upside to already stable cash flows as housing recovery strengthens.

The Woodlands



Bridgeland



Summerlin



Columbia



Master planned community real estate overview

Community	Location	Total gross acres	Gross book value ($ mm) (1)	Remaining saleable acres: Residential	Remaining saleable acres: Commercial	Remaining saleable acres: Total	Remaining saleable residential lots	Projected community sell-out date
The Woodlands	Houston, TX	28,475	$221	478	773	1,251	1,483	2022
Bridgeland	Houston, TX	11,400	418	3,445	1,453	4,898	17,280	2036
Conroe	Houston, TX	2,055	99	1,452	161	1,613	4,787	2028
Summerlin	Las Vegas, NV	22,500	863	4,621	851	5,472	41,000	2039
Columbia	Maryland	16,450	59	–	207	207	–	2022
Total		80,880	$1,660	9,996	3,445	13,441	64,550	

Source: 12/31/14 10-K.

(1) Recorded impairment charges of $346 million for Summerlin South and $59 million for the Maryland MPCs in 2010.

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Robust performance throughout the MPC portfolio 8 Acreage sales revenue Market update Summerlin Scarcity of attractive developable residential land in the market and improved new housing demand. Summerlin commands premium pricing in Las Vegas metro area. Superpads (~20 acres) sold as less developed parcels to homebuilders at lower price points but at higher margin and less risk. ($ in millions) Sales summary 1 The Woodlands In Q3 2012, HHC modified sales program to a competitive bid process, generating over a 150% increase in revenue per lot since inception. ExxonMobil relocating corporate campus just south of the Woodlands. 10,000 employees projected to work at new campus by end of 2015. Acquired approximately 2,100 acres north of The Woodlands to extend residential sales by eight to ten years. ($ in millions) Bridgeland MPC in early stages of life cycle. Anticipated growth from 1,800 homes and 6,250 residents to 20,000 homes and 65,000 residents. On February 27, 2014, received a permit from the Army Corps of Engineers to build on 806 acres of land. Closed over 400 lots in 2014 at a ~25% premium to 2013 pricing. Completion of Grand Parkway in 2015 will connect Bridgeland to Houston’s “Energy Corridor” and positively impact land values. ($ in millions) Note: (1) Excludes 17.2 acres sold for beneficial community uses in 2013. Summerlin superpad acre Revenue 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM ($ in thousands) 2011 2012 2013 2014 Acres sold 101 82 316 280 83,191 43,566 41,509 85,248 111,902 63,972 28,181 147,693 112,477 28,367 28,181 112,663 Price / acre1 $343 $387 $374 $518 257 84 143 198 299 134 157 277 Lots sold 421 400 1,333 1,245 323 519 290 430 374 476 179 534 Superpad acre - $226 $323 $478 - Woodlands TTM lot acre ($ in thousands) 2011 2012 2013 3/31/14 2013 1Q14 1Q13 TTM 2013 1Q14 1Q13 TTM Acres sold 244 275 174 173 Price / acre $376 $426 $614 $650 104,039 18,209 12,933 109,315 106,935 18,209 12,933 112,211 106,935 18,209 12,933 112,211 Lots sold 872 979 669 636 669 97 130 636 174 25 27 173 Price / lot $89 $102 $156 $172 156 188 99 172 614 723 481 650 Bridgeland TTM lot acre ($ in thousands) 2011 2012 2013 3/31/14 2013 1Q14 1Q13 TTM 2013 1Q14 1Q13 TTM Acres sold 63 81 50 38 Price / acre $214 $272 $273 $265 10,974 136 3,589 7,521 13,610 136 3,589 10,157 13,610 136 3,589 10,157 Lots sold 289 389 143 94 143 3 52 94 50 1 12 38 Price / lot $52 $56 $77 $80 77 45 69 80 273 272 299 265 Summerlin superpad acre Revenue TTM 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM ($ in thousands) 2011 2012 2013 6/30/14 Acres sold 101 82 316 277 83,191 43,566 41,509 85,248 111,902 63,972 28,181 147,693 112,477 28,367 28,181 112,663 Price / acre1 $343 $387 $374 $534 257 84 143 198 299 134 157 277 Lots sold 421 400 1,333 1,047 323 519 290 430 374 476 179 534 Superpad acre - $226 $323 $430 - Woodlands lot acre ($ in thousands) 2011 2012 2013 2014 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM Acres sold 244 275 174 198 Price / acre $376 $426 $614 $847 104,039 36,863 54,386 86,516 106,935 124,814 54,521 177,228 106,935 124,814 54,521 177,228 Lots sold 872 979 669 466 669 237 393 513 174 142 95 221 Price / lot $89 $102 $156 $167 156 156 138 169 614 882 573 803 Bridgeland TTM lot acre ($ in thousands) 2011 2012 2013 3/31/14 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM Acres sold 63 81 50 38 Price / acre $214 $272 $273 $265 10,974 136 3,589 7,521 13,610 136 3,589 10,157 13,610 136 3,589 10,157 Lots sold 289 389 143 94 143 3 52 94 50 1 12 38 Price / lot $52 $56 $77 $80 77 45 69 80 273 272 299 265 Summerlin superpad acre Revenue TTM 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM ($ in thousands) 2011 2012 2013 6/30/14 Acres sold 101 82 316 277 83,191 43,566 41,509 85,248 111,902 63,972 28,181 147,693 112,477 28,367 28,181 112,663 Price / acre1 $343 $387 $374 $534 257 84 143 198 299 134 157 277 Lots sold 421 400 1,333 1,047 323 519 290 430 374 476 179 534 Superpad acre - $226 $323 $430 - Woodlands TTM lot acre ($ in thousands) 2011 2012 2013 6/30/14 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM Acres sold 244 275 174 221 Price / acre $376 $426 $614 803 104,039 36,863 54,386 86,516 106,935 124,814 54,521 177,228 106,935 124,814 54,521 177,228 Lots sold 872 979 669 513 669 237 393 513 174 142 95 221 Price / lot $89 $102 $156 $169 156 156 138 169 614 882 573 803 Bridgeland lot acre ($ in thousands) 2011 2012 2013 2014 2013 2Q14 2Q13 TTM 2013 2Q14 2Q13 TTM Acres sold 63 81 50 85 Price / acre $214 $272 $273 $453 10,974 6,841 5,458 12,357 13,610 6,841 5,458 14,993 13,610 6,841 5,458 14,993 Lots sold 289 389 143 401 143 63 80 126 50 16 18 48 Price / lot $52 $56 $77 $96 77 109 68 98 273 425 303 313 $35 $32 $112 $145 – $50 $100 $150 2011 2012 2013 2014

2 Operating assets: high-quality, geographically diverse cash flows

Segment overview

- Proven stable of high-quality, cash flow generating assets.
- HHC's retail assets include over 3.3 million total sq. ft. of leasable area.
- HHC's office assets include approximately 2.5 million total sq. ft. of leasable area.
- These diversified operating assets have the potential for future growth through redevelopment or repositioning.
- Synergies with MPC and Strategic Development segments.
  - Control customer experience.

Operating assets NOI

($ in millions)



$55
$11
$12
$32
2011
$65
$6
$16
$17
$26
2012
$67
$7
$14
$18
$28
2013
$77
$6
$11
$29
$32
2014
$136
$6
$48
$13
$33
$36
As adj. TTM 3/31/2015
Retail
Office
Other
Seaport / Riverwalk impact(1)
Incremental contribution to TTM NOI

Recently completed projects not fully reflected in NOI



3 Waterway Square

100% leased
Estimated NOI(2):
$6.5 million



One and Two Hughes Landing

94% leased
Estimated NOI(2):
$11 million



Riverwalk

100% leased
Estimated NOI(2):
$7.8 million



Downtown Summerlin

73% leased
Estimated NOI(2):
$37.2 million



Kiewit Build-to-Suit

100% leased
Estimated NOI(2):
$2.2 million

Note: Includes share of non-consolidated investment NOI and distributions from Summerlin Hospital.

(1) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(15.2) million negative impact from Superstorm Sandy. We expect substantially all the lost income from the storm will be covered by insurance. NOI also includes a $(1.3) million negative impact from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013 and was completed in Q2 2014

(2) Upon stabilization based on in-place rents. $48 million reflects incremental NOI to 2014 NOI from 3 Waterway, One Hughes Landing, Two Hughes Landing, Riverwalk, Downtown Summerlin (based on current market rents and lease-up of the property to 97.0% by 2017), and Kiewit.

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3 Unlocking value at our strategic developments

Careful and active stewardship of our assets with rigorous evaluation of risk and economics

Ward Village



- 15-year master plan to transform 60 acres in Honolulu, HI into a world-class urban MPC.
- Fully entitled for 9.3mm total sq. ft. of mixed-use development.
  - Approximately 4,000 condo units.
  - Over 1 million sq. ft. of retail and commercial space.
  - Launched public pre-sales in February 2014 on 482

Downtown Summerlin



- Phase I development completed in October 2014.
- 106-acre mixed use urban town center comprised of a fashion center, power center and class A office space.

South Street Seaport



- Phase I redevelopment construction began in Q3 2013 and expected to be completed in 2017 – 362K sq. ft. of GLA.
- Acquired land assemblage entitled for 817K sq. ft. of mixed-use development.
- Presented preliminary plans for a second project, which contemplates ~700K sq. ft. of additional space.

The Woodlands Commercial



Woodlands Resort & Conference Center



Hughes Landing



Waterway Square Hotel



One Lake's Edge

- Projects underway and recently completed include:
  - 3 Waterway Square, 100% leased.
  - One Hughes Landing, 100% leased.
  - Two Hughes Landing, Three Hughes Landing, Hughes Landing Retail, Hotel and Multifamily (One Lake's Edge).
  - ExxonMobil and Kiewit build-to-suits.
  - Millennium Woodlands Phase II (314 units).
  - The Woodlands Resort and Conference Center and Westin Waterway Hotel.

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3

The Woodlands commercial developments

Howard Hughes
THE HOWARD HUGHES CORPORATION

Overview

- Strategy is to develop and hold commercial assets given the strong fundamentals with The Woodlands Town Center and Hughes Landing.
  - Non-strategic commercial land located on fringes of The Woodlands will likely be sold over time.
- Existing Class A office space ~96% occupied.
- Increasing land values provide "equity" to support continued commercial development with minimal cash equity exposure.

Latest demand driver: ExxonMobil



Over 10,000 new direct jobs at ExxonMobil's 385-acre campus just south of The Woodlands

Current active project specifics

- Potential for over 6 million square feet of additional office space, 2,000 residential units, 3+ hotels and 2 condo towers.
- 3 Waterway, One Hughes Landing and Two Hughes Landing: over 96% leased 630K SF of Class A office and Millennium Woodlands Phase II (314 multifamily units) completed in 2013/2014.
- Hughes Landing developments under construction: ExxonMobil build-to-suit (650K SF), Three Hughes Landing (325K SF office), Whole Foods anchored retail (122K SF), One Lake's Edge (390 multifamily units) and Embassy Suites Hotel (205 keys).
- Other developments recently completed or under construction: Kiewit build-to-suit (95K SF), The Woodlands Resort and Conference Center ($75 million renovation and expansion) and Westin Waterway Hotel (301 keys).

Historical NOI [(1)]

($ in millions)


$6
$6
$10
$10
$22
$22
$23
$23
$30
$30
$52
$19
$33
2010
2011
2012
2013
2014
TTM 3/31/2015
Incremental stabilized NOI to TTM NOI in completed projects 3 Waterway, One Hughes Landing, Two Hughes Landing, Kiewit and The Woodlands Resort & Conference Center.

(1) NOI for 20/25 Waterway, Waterway Garage Retail, 3 & 4 Waterway, 1400 Woodloch Forest, 9303 New Trails, 2201 Lake Robbins Drive, Millennium Waterway Apartments, The Woodlands Resort & Conference Center, The Club at Carlton Woods, One & Two Hughes Landing, and share of non-consolidated investment NOI related to The Woodlands.

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The Woodlands 12 3 Hughes Landing: Undeveloped in 2012

The Woodlands 13 3 Hughes Landing: Under development in 2014

The Woodlands 14 3 Hughes Landing: ~1.4 million SF of office, 123k SF of retail, a 205-key hotel, and 390 multifamily units completed and/or under construction in ~2.5 years

Downtown Summerlin 15 Overview First phase of a 326-acre mixed use urban town center that will include retail, office, hotel and multi-family residential components incorporated with social, civic and cultural activities to create a vibrant downtown in Summerlin. ~$418 million of development costs excluding land value. The development, totaling approximately 1.4 million leasable square feet, has three components. Fashion center – 1.1 million square feet with anchor stores to be built by Macy’s and Dillard’s. Power center – 283K square feet of power center space. Office – 202K square foot, eight-story class A office building. Opened October 9, 2014 with over 250,000 weekly visitors. As of April 30, 2015, the retail portion was 72.6% leased and the office building was 46.0% leased. Select tenants 3 Downtown Summerlin Additional controlled land

Downtown Summerlin 16 3

Downtown Summerlin 17 3

Downtown Summerlin 18 3

Downtown Summerlin 19 3

Downtown Summerlin 20 3

Summerlin – The Ridges 21 3

Summerlin – The Ridges 22 3

Summerlin – The Ridges 23 3

Summerlin – Discovery Land Company JV on 555 acres 24 3

Ward Centers / Ward Village 25 Overview Currently includes a 665,000 sq. ft. shopping district with seven specialty centers, ~140 unique shops, a variety of restaurants and an entertainment center, which generates $24 million of annual NOI. In October 2012, HHC announced plans to create a world-class urban MPC that will transform Ward Centers into Ward Village. 60 acres in Kaka’ako along Ala Moana Beach Park within one mile of Waikiki and downtown Honolulu. Ten minute walk from Ala Moana Center. 15-year master plan agreement with the Hawaii Community Development Authority fully entitled for 9.3mm sq. ft. of mixed-use development. Launched public pre-sales of our two Phase I market rate towers on February 1, 2014. As of April 30, 2015, we had received $165 million of buyer deposits, representing approximately $860 million of contracted gross sales revenue assuming the buyers close on the units when completed. Repurposed 60,000 sq. ft. iconic IBM building into world class sales center for Ward Village master plan. Announced Whole Foods Market will open flagship store at Ward Village. 3 Why Honolulu? 3.4% unemployment rate. Median existing single-family home price of $738,000. Significant lack of housing supply – sold out of all 206 units at ONE Ala Moana at an average price ~$1,170 per sq. ft.

Ward Village 26 3

Ward Village 27 3

3 South Street Seaport

Overview

- Comprised of three mid-rise buildings and the Pier 17 pavilion shopping mall in historic waterfront district on Manhattan.
  - Ranked 22nd among the most visited sites around the world by Travel+Leisure with over 9 million people visiting annually.
- Received unanimous approval from NYC Council for Pier 17 redevelopment.
  - Redevelopment totals 362,000 SF (Pier17: 182,000 SF, historic area: 180,000 SF).
  - Rooftop venue ideal for concerts, films and special events.
  - Construction began in October 2013 and is expected to be completed in 2017.
- Announced plans for further redevelopment of the South Street Seaport District which includes approximately 700,000 SF of potential additional space.
- Assembled and acquired a 42,694 SF lot and air rights entitled for 817,784 SF of mixed use development ("Seaport District Assemblage").



2014 asking rents in prime retail locations[(1)]



Eastside Rent
Madison Ave. $1,709
3rd Ave. $266
E. 86th (Lex–2nd) $423
Midtown Rent
E 57th (5th Ave–Park) $1,250
5th Ave (42nd–49th) $1,095
5th Ave (49th–59th) $3,420
B'way & 7th Ave (42nd–47th) $2,317
Midtown South Rent
5th Ave (14th–23rd) $403
Broadway (14th–23rd) $359
34th St. (5th–7th Ave) $891
Downtown Rent
Meatpacking $339
Financial District $265
SoHo $830
West Village $484

Source: Real Estate Board of New York, "Fall 2014 Retail Report".

Source:
(1) Available ground floor space of Selected Major Retail.

28

South Street Seaport 29 3

South Street Seaport 30 3

South Street Seaport 31 3

South Street Seaport 32 3

Historical financial performance 33 Acreage sales revenue by MPC (1) Operating Assets NOI (2)(3) Development costs ($ in millions) ($ in millions) ($ in millions) (1) 2009-2011 include The Woodlands MPC assuming 100% ownership. (2) NOI negatively impacted at South Street Seaport and Riverwalk Marketplace. NOI at South Street Seaport includes an approximate $(15.2) million negative impact from Superstorm Sandy, of which $(5.6) is included in 2012. We expect substantially all the lost income from the storm will be covered by insurance. NOI also negatively impacted from vacating tenants for redevelopment from Riverwalk Marketplace. Construction began in Q2 2013. (3) Adjusted to include $52.6 million (2014) and $48.3 million (TTM) of incremental annualized NOI from the following recently completed projects: One Hughes Landing, Two Hughes Landing, Kiewit Build-to-Suit, Three Waterway, Downtown Summerlin (based on current market rents and lease-up of the property to 97.0% by 2017), and The Outlet Collection at Riverwalk(4) Excludes provisions for impairment of $680 million in 2009 and $503 million in 2010. Operating income (4) ($ in millions) Real estate & property expenditures Land / residential development & acquisitions

Key takeaways Premier portfolio of master planned communities High-quality, geographically diverse income-producing real estate assets Robust development pipeline with meaningful near-term opportunities Conservative capital structure with low leverage and staggered debt maturities Experienced leadership with significant personal stake in Company 34 1 2 3 4 5

Appendix 35 Appendix

Financial reconciliations

Howard Hughes
THE HOWARD HUGHES CORPORATION

	Year ended December 31,						Three Months Ended March 31,		2015
	2011			2012	2013	2014	2015	2014	TTM
($ in thousands)	Consolidated properties	Real estate affiliates	Segment basis	Segment basis	Segment basis	Segment basis	Segment basis	Segment basis	Segment basis
Reconciliation of segment revenue to REP EBT:									
MPC EBT	$ 41,926	$ 8,786	$ 50,712	$ 91,937	$ 130,978	$ 221,181	$ 28,082	$ 27,223	$ 222,040
Operating assets EBT	4,789	3,424	8,213	19,468	(2,551)	(13,801)	(103)	875	(14,779)
Strategic development EBT	3,272	-	3,272	(1,700)	26,010	48,458	9,836	7,546	50,748
REP EBT	**$ 49,987**	**$ 12,210**	**$ 62,197**	**$ 109,705**	**$ 154,437**	**$ 255,838**	**$ 37,815**	**$ 35,644**	**$ 258,009**
Reconciliation of REP EBT to GAAP - Net Income:									
REP EBT			$ 62,197	$ 109,705	$ 154,437	$ 255,838	$ 37,815	$ 35,644	$ 258,009
Real estate affiliated REP EBT			(12,210)	(3,683)	(14,428)	-	-	-	-
General and administrative			(32,342)	(36,548)	(48,466)	(67,794)	(18,963)	(16,882)	(69,875)
Corporate interest income, net			8,595	10,153	(10,575)	(30,819)	(13,212)	(10,980)	(33,051)
Warrant liability gain (loss)			101,584	(185,017)	(181,987)	(60,520)	(108,810)	(96,440)	(72,890)
Increase (reduction) in tax indemnity receivable			-	(20,260)	(1,206)	90	-	-	90
Loss on settlement of tax indemnity receivable			-	-	-	(74,095)	-	-	(74,095)
Equity in earnings from real estate affiliates			8,578	3,683	14,428	-	-	-	-
Investment in real estate affiliate basis adjustment			(6,053)	-	-	-	-	-	-
Other income			-	2,125	25,869	27,098	1,132	8,075	20,155
Corporate depreciation			(204)	(814)	(2,197)	(4,583)	(1,637)	(975)	(5,245)
Net income (loss) before taxes			**$ 130,145**	**$ (120,656)**	**$ (64,125)**	**$ 45,215**	**$ (103,675)**	**$ (81,558)**	**$ 23,098**
Reconciliation of MPC REP EBT to MPC net contribution:									
MPC REP EBT			$ 50,712	$ 91,937	$ 130,978	$ 221,181	$ 28,082	$ 27,223	$ 222,040
Plus:									-
Cost of land-sales			82,672	89,298	124,040	119,672	23,896	23,078	120,490
Depreciation and amortization			26	72	32	397	95	100	392
Less:									-
MPC land acquisitions			-	-	-	(118,319)	(1,101)	-	(119,420)
MPC land/residential development acquisitions expenditures			97,216	107,144	138,328	(140,735)	(37,343)	(28,434)	(149,644)
MPC net contribution			**$ 36,194**	**$ 74,163**	**$ 116,722**	**$ 82,196**	**$ 13,629**	**$ 21,967**	**$ 73,858**

36

Financial reconciliations (cont'd)

($ in thousands)	Year ended December 31, 2011	2012	2013	2014	Three months ended March 31, 2014	2015	Twelve months ended March 31, 2015
Reconciliation of total operating assets NOI to total operating assets REP EBT:							
Total operating assets NOI	$55,121	$59,259	$59,569	$ 71,663	$16,850	$27,167	$ 81,980
Equity method investment NOI	(3,894)	(2,783)	(1,533)	(1,488)	(55)	182	(1,251)
Distribution from Summerlin Hospital	(3,894)	(2,376)	(2,503)	(1,649)	(1,781)	(1,747)	(1,615)
Total operating assets NOI-consolidated	**47,333** -	**54,100** -	**55,533**	**68,526**	**15,014**	**25,602**	**79,114**
Total Operating Asset Redevelopments	-	639	(5,665)	1,234	-	-	1,234
Total Operating Asset Dispositions	-	1,204	790	77	-	-	77
Straight-line lease and incentives amortization	918	(736)	1,759	(763)	(436)	1,194	867
Development-related marketing costs	-	-	(3,461)	(9,770)	(2,079)	(2,266)	(9,957)
Early extinguishment of debt	(11,305)	-	-	-	-	-	-
Demolition costs	-	-	(2,078)	(6,712)	(2,494)	(117)	(4,335)
Depreciation and amortization	(20,309)	(23,318)	(31,427)	(49,272)	(9,010)	(18,762)	(59,024)
Write-off of lease intangibles and other	-	-	(2,884)	(2,216)	-	(154)	(2,370)
Equity in earnings from real estate affiliates	3,926	3,683	3,893	2,025	1,805	885	1,105
Interest expense, net	(12,775)	(16,104)	(19,011)	(16,930)	(1,925)	(6,485)	(21,490)
Less: Partners' share of operating assets REP EBT	425	-	-	-	-	-	-
Total operating assets Rep EBT	**$ 8,213**	**$19,468**	**$ (2,551)**	**$(13,801)**	**$ 875**	**$ (103)**	**$ (14,779)**
Operating assets NOI-Equity and cost method investments:							
Millennium Waterway Apartments (Phase I & II)	$ 2,571	$ 1,768	$ (74)	$ (84)	$ -	$ (104)	$ (188)
Summerlin Baseball Club	-	-	(13)	(153)	(247)	(234)	(140)
Metropolitan	-	-	-	-	-	(508)	(508)
Woodlands Sarofim #1	1,489	621	1,417	1,516	401	391	1,506
Stewart Title (title company)	1,069	1,876	2,515	2,659	198	391	2,852
Forest View/Timbermill Apartments	1,826	487	-	-	-	-	-
Total NOI-equity investees	**$ 6,955**	**$ 4,752**	**$ 3,844**	**$ 3,938**	**$ 352**	**$ (64)**	**$ 3,522**
Adjustments to NOI	(3,862)	(1,476)	(77)	(1,112)	(31)	(680)	(1,761)
Equity Method Investments REP EBT	**$ 3,093**	**$ 3,276**	**$ 3,767**	**$ 2,826**	**$ 321**	**$ (744)**	**$ 1,761**
Less: Joint venture partner's share of REP EBT	(3,061)	(1,969)	(2,377)	(2,450)	(297)	(118)	(2,271)
Equity in earnings (loss) from real estate affiliates	32	1,307	1,390	376	24	(862)	(510)
Distributions from Summerlin Hospital Investment	3,894	2,376	2,503	1,649	1,781	1,747	1,615
Segment equity in earnings (loss) from real estate affiliates	**$ 3,926**	**$ 3,683**	**$ 3,893**	**$ 2,025**	**$ 1,805**	**$ 885**	**$ 1,105**
Company's share of equity method investments NOI:							
Millennium Waterway Apartments (Phase I & II)	$ 2,148	$ 1,477	$ -	$ (68)	$ -	$ (85)	$ (153)
Summerlin Baseball Club	-	-	(7)	(77)	(124)	(117)	(70)
Metropolitan	-	-	-	-	-	(254)	(254)
Woodlands Sarofim #1	298	124	283	303	80	78	301
Stewart Title (title company)	535	938	1,257	1,330	99	196	1,427
Forest View/Timbermill Apartments	913	244	-	-	-	-	-
Total NOI-equity investees	**$ 3,894**	**$ 2,783**	**$ 1,533**	**$ 1,488**	**$ 55**	**$ (182)**	**$ 1,251**

37

Financial reconciliations (cont’d) Year ended December 31, ($ in thousands) March 31, 2011 2012 2013 2014 2015 Reconciliation of Net debt to GAAP Total Mortgages, notes and loans payable Total debt Less: Cash and cash equivalents Net Debt 606,477 688,312 1,514,623 1,993,470 2,123,617 606,477 688,312 1,514,623 1,993,470 2,123,617 (227,566) (229,197) (894,948) (560,451) (458,372) $378,911 $459,115 $619,675 $1,433,019 $1,665,245 38